                                                                   EXHIBIT 10.1

                     THIRD AMENDMENT AND WAIVER TO AMENDED
                    AND RESTATED REVOLVING CREDIT AGREEMENT
                    ---------------------------------------


     THIRD AMENDMENT AND WAIVER TO AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT dated as of December 9, 1999 (this "Amendment") among OEA, INC., a
                                              ---------
Delaware corporation (the "Company"), each of the banks named under the caption
                           -------
"Banks" on the signature pages hereof (individually, a "Bank" and, collectively,
                                                        ----
the "Banks"), BANQUE NATIONALE DE PARIS, U.S. BANK NATIONAL ASSOCIATION and
     -----
UNION BANK OF CALIFORNIA, N.A., as Co-Agents and THE NORTHERN TRUST COMPANY, as agent for the Banks (in such capacity, together with its successors in such capacity, the "Agent").
               -----

     WHEREAS, the Company, the Agent, the Co-Agents and the Banks have entered into an Amended and Restated Revolving Credit Agreement dated as of April 10, 1998, as amended by a First Amendment thereto dated as of June 11, 1998 and a Second Amendment thereto dated December 10, 1998 (as amended the "Existing
                                                                  --------
Agreement"), pursuant to which the Banks agreed to make Loans (as defined in the
---------
Existing Agreement) to the Company in an aggregate principal amount not to exceed $150,000,000 at any time outstanding, on and subject to the terms and conditions thereof;

     WHEREAS, the Company has given the Agent notice of its desire to reduce the amount of the Commitments to $125,000,000; and

     WHEREAS, the parties wish to amend the Existing Agreement to (a) reduce the amount of the Commitments, (b) modify certain covenants, (c) increase pricing; and (d) waive certain Events of Default.

     NOW, THEREFORE, the parties agree as follows:


     Section 1.  Definitions.  Terms defined in the introductory paragraphs
                 -----------
hereof shall have their respective defined meanings when used in this Amendment and, except as otherwise expressly provided herein, terms defined in the Existing Agreement shall have their respective defined meanings when used in this Amendment. In addition, the following terms shall have the following meanings (terms defined in the introductory paragraphs or this Section 1 in the
                                                               ---------
singular to have correlative meanings when used in the plural and vice versa):
                                                                  ----------

          "Effective Date" shall mean as of December 9, 1999, which will be
           --------------
     deemed to occur upon the first date, if any, which occurs before the termination of this Amendment pursuant to Section 6 hereof and on which the
                                               ---------
     conditions precedent in Section 4 shall have been satisfied.
                             ---------

     Section 2.  Amendments to Existing Agreement.  The following amendments are
                 --------------------------------
hereby made to the Existing Agreement with effect from and after the Effective
Date:

          (a)  Definitions.  Section 1.1 of the Existing Agreement is amended
               -----------   -----------
     by (i) deleting the definition of "Level" in its entirety and (ii) amending and restating in its entirety the definition of "Applicable Margin" as follows:

          "Applicable Margin" shall mean, for the period and for the type of
           -----------------
     Loan or fee indicated below, the number of basis points per annum set forth below:

         Time Period             On or before                    After
                               January 31, 2000            January 31, 2000

       ------------------------------------------------------------------------
         Facility Fee                 25.0                        25.0
       ------------------------------------------------------------------------
         Fed Funds Rate               250                         350
       ------------------------------------------------------------------------
         LIBOR Rate                   250                         350
       ------------------------------------------------------------------------

          (b)  Section 2.5 of the Existing Agreement Section 2.5 of the
               ------------------------------------- -----------
Existing Agreement is hereby amended by relettering clause (c) thereof as
                                                    ----------
clause (d) and inserting a new clause (c) thereto as follows:
----------                     ----------

          "(c) In the event the Commitments of the Banks are not terminated in their entirety and the Loans repaid in full on or before January 31, 2000, then effective on January 31, 2000, the Commitments shall be automatically reduced to an aggregate amount of $115,000,000, and the Company agrees to prepay immediately the principal amount of the Loans outstanding in excess of the reduced amount of the Commitments, without any further notice or action by the Agent or the Banks."

          (c)  Section 2.11(c) of the Existing Agreement. Section 2.11(c) of the
               -----------------------------------------  --------------
Existing Agreement is hereby amended by deleting the dollar amount "$150,000,000" appearing therein and substituting the dollar amount "$125,000,000" therefor.

          (d)  Section 3.3(c) of the Existing Agreement.  Section 3.3(c) of the
               ----------------------------------------   --------------
Existing Agreement is hereby amended and restated in its entirety as follows:

          "(c) Accrued interest shall be payable monthly in arrears, on the first day of each month for the immediately preceding month, and upon the payment or prepayment of any Loan or the Conversion of such Loan to a loan of another type (but only on the principal amount so paid, prepaid or Converted), except that interest payable at the Post-Default Rate shall be payable from time to time on demand and interest on any Eurodollar Loan that is converted into an Alternate

          Base Rate Loan or Fed Funds Loan pursuant to Section 5.4 hereof shall
                                                       -----------
          be payable on the date of Conversion (but only to the extent so Converted)."

          (e)  Section 8.1 of the Existing Agreement.  Section 8.1 of the
               -------------------------------------   -----------
Existing Agreement is hereby amended by (i) deleting the "and" at the end of clause (g), (ii) relettering clause (h) thereof as clause (i), (iii) deleting in
----------                   ----------            ----------
the final paragraph thereof the reference to "subsection (a) and (b)" and
                                              --------------     ---
substituting a reference to "subsections (a), (b) and (h)" therefor, and (iv)
                             ---------------  ---     ---
inserting a new clause (h) thereto as follows:
                ----------

          "(h) Within fifteen (15) Business Days after the end of each month of each fiscal year of the Company (except when such month corresponds to a fiscal quarter end of the Company, then within twenty (20) Business Days of the end of such month), consolidated statements of income and cash flows of the Company and its Subsidiaries for such period and for the period from the beginning of the respective fiscal year to the end of such period, and the related consolidated balance sheets as at the end of such period, setting forth in respect of such statements in comparative form the corresponding consolidated figures for the corresponding period in the preceding fiscal year and setting forth in respect of such balance sheets the corresponding consolidated figures for the end of the preceding fiscal year, accompanied by a certificate of a senior financial officer of the Company which shall state that said financial statements fairly present in all material respects the consolidated financial position and results of operations of the Company and its Subsidiaries in accordance with GAAP for such period; and"

           (f) Section 8 of the Existing Agreement. Section 8 of the Existing
                -----------------------------------  ---------
Agreement is hereby amended as of the date hereof by adding a new Section 8.18
                                                                  ------------
thereto as follows:

          "8.18  Big Five Accounting Firm.  In the event the Commitments of the
                 ------------------------
          Banks and the outstanding Loans are not repaid in full on or before January 31, 2000, the Company agrees to promptly, and in any event on or before February 15, 2000, hire, for its own account and expense, any one of the "Big Five" accounting firms in the United States, to determine, among other things, the enterprise value of the Company and its Subsidiaries, the on going value of the Collateral and the on-going value of the Company's and its Subsidiaries' business systems; to prepare a written report of its findings addressed to the Company with a copy to the Agent and the Banks; and to cooperate with the Agent and the Banks with respect to such matters as the Agent or any Bank may reasonably request."

          (g) Schedule 1 to the Existing Agreement.  Schedule 1 to the Existing
              ------------------------------------   ----------
Agreement is hereby amended to be in the form of Schedule 1 hereto.
                                                 ----------

     Section 3.  Waiver.  The Company has advised the Agent and the Banks that
                 ------
it is not or has not been in compliance with Section 8.11 (Indebtedness to
                                             ------------
EBITDA) of the Existing Agreement for its fiscal quarter ended October 31, 1999. On the Effective Date, as of and through October 31, 1999, the Agent and the Majority Banks waive compliance by the Company with Section 8.11. The Agent's and Majority Banks' waiver of non-compliance with
     -------------
Section 8.11 of the Existing Agreement is limited to the specific instance of
------------
the failure to comply which is described above and shall not be deemed a waiver of or consent to any other failure to comply with the terms of Section 8.11 of
                                                               ------------
the Existing Agreement or any other provisions of the Existing Agreement. Such waiver shall not prejudice any right or remedies which the Agent or Banks may have or be entitled to with respect to any other breach of Section 8.11 or any
                                                           ------------
other provisions of the Existing Agreement.

          Section 4.   Conditions to Effective Date. The occurrence of the
                       ----------------------------
Effective Date shall be subject to the satisfaction, on and as of the Effective

Date, of the following conditions precedent :

          (a) Amendment.  The Company, the Agent and the Majority Banks shall
              ---------
have executed and delivered this Amendment.

          (b) No Default. After giving effect to the waiver in Section 3
              ----------                                       ---------
hereof, no Default or Event of Default shall have occurred and be continuing under the Existing Agreement and the representations and warranties of the Company in Section 7 of the Existing Agreement, as amended hereby, and in
           ---------
Section 8 hereof shall be true and correct on and as of the Effective Date
---------
(except to the extent such representations and warranties state that they relate solely to a specified date, then as of such specified date) and the Company shall have provided to the Agent a certificate of a senior officer of the Company to that effect.

          (c) Certificate of Incorporation. The Company shall have delivered to
              ----------------------------
the Agent, in form and substance satisfactory to the Agent, a certificate of the secretary or assistant secretary of the Company (i) confirming that the certificate of incorporation and by-laws of the Company have not been amended since December 10, 1998 or (ii) setting forth a true and correct copy of any amendment to the certificate of incorporation or by-laws of the Company adopted on or after December 10, 1998.

          (d) Company Resolutions. The Company shall have delivered to the Agent
              -------------------
a copy, duly certified by the secretary or an assistant secretary of the Company, of (i) resolutions of the Company's Board of Directors authorizing or ratifying the execution and delivery of this Amendment, the Pledge Amendment (hereinafter defined) and authorizing the borrowings under the Existing Agreement, as amended hereby, (ii) all documents evidencing other necessary corporate action, and (iii) all approvals or consents, if any, with respect to this Amendment and the Pledge Amendment.

          (e) Company Incumbency Certificate. The Company shall have delivered
              ------------------------------
to the Agent a certificate of the secretary or an assistant secretary of the Company certifying the names of the Company's officers authorized to sign this Amendment, the Pledge Amendment and all other documents or certificates to be delivered hereunder and thereunder, together with the true signatures of such officers.

          (f) Amendment to Pledge Amendment. The Company shall have delivered to
              ---------    ----------------
the Agent a First Amendment to the OEA Pledge Amendment ("Pledge Amendment")
                                                          ----------------
substantially in the form of Exhibit A hereto.
                             ---------
          (g) Legal Opinion. The Company shall have delivered to the Agent an
              -------------
opinion of the Company's counsel, in the form and substance satisfactory to the Agent.

          (h) Amendment Fee. The Company shall have paid to the Agent, for the
              -------------
account of the Banks who have approved in writing the transactions contemplated by this Amendment on or before the close of business, Chicago time, on December 9, 1999, a fee equal to the product of 25 basis points times the Commitment of such approving Bank to be in effect on the Effective Date. Such fee shall be non-refundable after December 13, 1999 unless the Majority Banks fail to sign this Amendment.

          (i) Other.  The Company shall have delivered such other documents
              -----
as the Agent may reasonably request.

          Section 5. Effective Date Notice. Promptly following the occurrence of
                     ---------------------
the Effective Date, the Agent shall give notice to the parties hereto of the occurrence of the Effective Date, which notice shall be conclusive, and all parties may rely thereon; provided, that such notice shall not waive or otherwise limit any right or remedy of the Agent or any Bank arising out of any failure of any condition precedent set forth in Section 4 to be satisfied.
                                                ---------

          Section 6. Termination. If the Effective Date shall not have occurred
                     -----------
on or before December 13, 1999, the Agent on instructions of the Majority Banks may terminate this Amendment by notice in writing to the Company at any time before the occurrence of the Effective Date; provided, that the obligations of the Company under Section 13 shall survive such termination.
                  ----------

          Section 7. Ratification. The parties agree that the Existing
                     ------------
Agreement, as amended hereby, the OEA Pledge Agreement, as amended by the Pledge Amendment, the other Security Documents and the Notes have not lapsed or terminated, are in full force and effect, and are and from and after the Effective Date shall remain binding in accordance with their terms, as amended hereby.

          Section 8. Representations and Warranties. The Company represents and
                     ------------------------------
warrants to the Agent and the Banks that:

          (a) No Breach. The execution, delivery and performance by the Company
              ---------
of this Amendment, the Existing Agreement, as amended hereby, and the OEA Pledge Agreement, as amended by the Pledge Amendment, do not and will not conflict with or result in a breach of, or cause the creation of a Lien (other than as contemplated by the Security Documents) or require any consent under, the certificate of incorporation or by-laws of the Company, or any applicable law or regulation, or any order, injunction or decree of any court or governmental authority or agency, or any agreement or instrument to which the Company or any of its Subsidiaries is a party or by which any of them is bound.

          (b) Incorporation, Corporate Power and Action, Binding Effect. The
              ---------------------------------------------------------
Company has been duly incorporated and is validly existing in good standing under the laws of the State of Delaware and has all necessary corporate power and authority to execute, deliver and perform its obligations under this Amendment, the Existing Agreement, as amended hereby, the OEA Pledge Agreement, as amended by the Pledge Amendment, the execution, delivery and performance by the Company of this Amendment, the Existing Agreement, as amended hereby, and the OEA Pledge Agreement, as amended by the Pledge Amendment, have been duly authorized by all necessary corporate action on its part; and this Amendment and the Pledge Amendment have been duly and validly executed and delivered by the Company and constitute legal, valid and binding obligations, enforceable in accordance with their terms .


          (c) Approvals. No authorizations, approvals or consents of, and no
              ---------
filings or registrations with, any governmental or regulatory authority or agency are necessary for the execution, delivery or performance by the Company of this Amendment, the Existing Agreement as amended hereby, the OEA Pledge Agreement, as amended by the Pledge Amendment, or for the validity or enforceability thereof.

          Section 9.  Certain Usages. From and after the Effective Date, each
                      --------------
reference to the Existing Agreement or OEA Pledge Agreement in the Existing Agreement or in any other agreements, documents or instruments referred to or provided for in or delivered under the Existing Agreement or OEA Pledge agreement shall be deemed to refer to the Existing Agreement, as amended hereby, and the OEA Pledge Agreement, as amended by the Pledge Amendment, as applicable.

          Section 10. Successors and Assigns. This Amendment and the Pledge
                      ----------------------
Amendment shall be binding upon and inure to the benefit of the Company, the Agent, the Banks and their respective successors and assigns, except that the Company may not transfer or assign any of its rights or interest hereunder or thereunder.

          Section 11. Governing Law. This Amendment shall be governed by, and
                      -------------
construed and interpreted in accordance with, the internal laws of the State of Illinois.

          Section 12. Counterparts. This Amendment may be executed in any number
                      ------------
of counterparts and any party hereto may execute any one or more of such counterparts, all of which shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be as effective as delivery of a manually executed counterpart of this Amendment.

          Section 13. Expenses. Whether or not the Effective Date shall occur,
                      --------
without limiting the obligations of the Company under the Existing Agreement, the Company agrees to pay, or to reimburse on demand, all reasonable costs and expenses incurred by (i) the Agent in connection with the negotiation, preparation, execution, delivery, modification, amendment or enforcement of this Amendment, the Pledge Amendment and the other agreements, documents and instruments referred to herein or therein, including the reasonable fees and expenses of Gardner, Carton & Douglas and Soulier & Associates, each special counsel to the Agent, and (ii) any Bank in connection with enforcement of this Amendment, the Existing Agreement as amended hereby, the Pledge Amendment and the agreements, documents and instruments referred to herein or therein, including the reasonable fees and expenses of counsel to such Bank.

                 [Remainder of Page Intentionally Left Blank.]

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized officers as of the day and year first above written.

                              OEA, INC.

                              By:______________________________________
                                    Name:
                                    Title:

                              THE NORTHERN TRUST COMPANY,
                              as Agent

                              By:_______________________________________
                                    Name:
                                    Title:

                              THE NORTHERN TRUST COMPANY,
                              as Issuing Lender

                              By:_______________________________________
                                    Name:
                                    Title:


                              BANKS:

                              THE NORTHERN TRUST COMPANY, individually

                              By:_______________________________________
                                    Name:
                                    Title:

                              BANQUE NATIONALE DE PARIS, individually and as Co-Agent

                              By:_______________________________________
                                    Name:
                                    Title:

                              By: ______________________________________
                                    Name:
                                    Title:

                              U.S. BANK NATIONAL ASSOCIATION, individually and as Co-Agent

                              By:_______________________________________
                                    Name:
                                    Title:

                              UNION BANK OF CALIFORNIA, N.A., individually and as Co-Agent

                              By:_______________________________________
                                    Name:
                                    Title:

                              CREDIT AGRICOLE INDOSUEZ, individually

                              By:_______________________________________
                                    Name:
                                    Title:

                              By:_______________________________________
                                    Name:
                                    Title:


                              LASALLE NATIONAL BANK, individually

                              By:_______________________________________
                                    Name:
                                    Title:





                              GENERAL ELECTRIC CAPITAL
                              CORPORATION, individually



                              By:----------------------------------------
                                    Name:
                                    Title:

                                  SCHEDULE 1
                          COMMITMENTS AND INFORMATION
                               CONCERNING BANKS


          Name of Bank and                                   Applicable                       Authorized
         Notice of Address                Commitment       Lending Offices                      Officer
         -----------------                ----------       ---------------                    ----------
The Northern Trust Company            $24,305,555.56       Alternate Base Rate                Jim Monhart
--------------------------                                 and Fed Funds Loans:
                                                           50 South LaSalle Street
                                                           Chicago, Illinois 60675


Address:                                                   Eurodollar Loans:
  50 South LaSalle Street                                  50 South LaSalle Street
 Chicago, Illinois  60675                                  Chicago, Illinois 60675

Telecopy No: (312)630-6516

Banque Nationale de Paris             $20,833,333.33       Alternate Base Rate                Mitchell M. Ozawa
-------------------------                                  and Fed Funds Loans:
                                                           725 South Figueroa Street
                                                           Suite 2090
                                                           Los Angeles, California 90017

Address:                                                   Eurodollar Loans:
  725 South Figueroa Street                                725 South Figueroa Street
  Suite 2090                                               Suite 2090
  Los Angeles, CA  90017                                   Los Angeles, California 90017

Telecopy No: (213) 488-9602
Telephone No: (213) 488-9120

U.S. Bank National Association         $20,833,333.33      Alternate Base Rate                Hassan Salem
------------------------------                             and Fed Funds Loans:
                                                           918 17th Street
                                                           Denver, Colorado 80202

Address:                                                   Eurodollar Loans:
  918 17th Street                                          918 17th Street
  Denver, Colorado  80202                                  Denver, Colorado 80202

Telecopy No: (303) 585-4135

Union Bank of California, N.A.         $20,833,333.33      Alternate Base Rate                Bette J. McCole
-----------------------------                              and Fed Funds Loans:
                                                           445 South Figueroa Street
                                                           4th Floor
                                                           Los Angeles, California 90071


Name of Bank and                                              Applicable                      Authorized
Notice of Address                      Commitment          Lending Offices                      Officer
-----------------                       ----------         ---------------                    ----------
Address:                                                   Eurodollar Loans:
  445 South Figueroa Street                                445 South Figueroa Street
  4th Floor                                                4th Floor
  Los Angeles, California 90071                            Los Angeles, California 90071

  Telecopy No: (213) 236-6476
  Telephone No: (213) 236-5242

Credit Agricole Indosuez               $13,888,888.89      Alternate Base Rate, Fed Funds     Ray Falkenberg
------------------------                                   and Eurodollar Loans:
                                                           55 East Monroe
                                                           47th Floor
                                                           Chicago, Illinois 60603

Address:
  55 East Monroe
  47th Floor
  Chicago, Illinois  60603

  Telecopy No: (312) 372-9329
  Telephone No:  ___________

LaSalle National Bank                  $12,152,777.78      Alternate Base Rate, Fed Funds     Michael Bryan
---------------------                                      and Eurodollar Loans:
                                                           135 South LaSalle Street
                                                           Chicago, Illinois 60603

Address:
  135 South LaSalle Street
  Chicago, Illinois  60603

  Telecopy No: (312) 904-6242
  Telephone No:  (312) 904-8740

General Electric Capital               $12,152,777.78      Alternate Base Rate, Fed Funds     Andrew Santacroce
------------------------                                   and Eurodollar Loans:
Corporation                                                201 High Ridge Road
-----------                                                Stamford, Connecticut  06927
                                                           Telecopy No:  (203) 316-7816
                                                           Telephone No:  (203) 316-7500


Notice Address:
  201 High Ridge Road
  Stamford, Connecticut 06927

  Telecopy No:  (203) 316-7816
  Telephone No:  (203) 316-7500

Total Commitments    $125,000,000


                                      -2-